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                                                                      EXHIBIT 32

Certification by Jeffrey Siegel, Chief Executive Officer and Robert McNally, Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

I, Jeffrey Siegel, Chief Executive Officer, and I, Robert McNally, Chief Financial Officer, of Lifetime Brands, Inc., a Delaware corporation (the "Company"), each hereby certifies that:

(1) the Company's Annual Report on Form 10-K for the annual period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Jeffrey Siegel                                     /s/ Robert McNally
------------------                                     ------------------
Jeffrey Siegel                                         Robert McNally
Chief Executive Officer                                Chief Financial Officer

Date: March 15, 2006                                   Date: March 15, 2006


A signed original of this written statement required by Section 1350 has been provided to Lifetime Brands, Inc. and will be retained by Lifetime Brands, Inc. and furnished to the Securities and Exchange Commission or its staff, upon request.